Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Domini Investment Trust

Supplement dated June 30, 2026

to the Prospectus and Statement of Additional Information,

each dated November 30, 2025,

regarding the

Domini Impact International Equity FundSM

(the “International Equity Fund” or the “Fund”)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective on June 30, 2026, Andrew Gossard of Wellington Management Company LLP (“Wellington Management”) is joining the portfolio management team of the International Equity Fund as a portfolio manager. Accordingly, effective June 30, 2026, the following supplements the information in the Prospectus and SAI regarding the portfolio managers of the Fund:

Prospectus:

On page 34, insert:

Andrew Gossard, Managing Director, Director, Quantitative Equity Research, Quantitative Investment Group of Wellington Management (portfolio manager of the Fund since June 2026 and an investment professional with Wellington Management since 2013).

On page 93, insert:

Andrew Gossard, Managing Director, Director, Quantitative Equity Research, Quantitative Investment Group of Wellington Management, has been an investment professional and member of the Quantitative Investment Group since 2013, and has served on the portfolio management team responsible for the International Equity Fund since June 2026.

Statement of Additional Information

On page 49, insert:

Andrew Gossard, Managing Director, Director, Quantitative Equity Research, Quantitative Investment Group of Wellington Management, has been an investment professional and a member of the Quantitative Investment Group with Wellington Management since 2013. He has served as a portfolio manager responsible for the International Equity Fund since June 2026. As of April 30, 2026, Mr. Gossard had day-to-day management responsibilities for the assets of: (i) 1 other registered investment company with approximately $32 million in assets under management, (ii) 4 other pooled investment vehicles with approximately $230 million in assets under management, and (iii) 2 other accounts with approximately $17 million in assets under management. The advisory fee for one of these other accounts, with approximately $77 million in assets under management is based upon performance.

As of April 30, 2026, Mr. Gossard did not own any equity securities of the International Equity Fund.

Effective on November 30, 2026, Mark Yarger is retiring as a portfolio manager of the Fund. Effective on November 30, 2026, the portfolio managers of the Fund will be Christopher Grohe and Andrew Gossard of Wellington Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.